EX-13 4 exhibit131.htm EXHIBIT 13.1 Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the Annual Report of FEC Resources Inc. (the "Company") as amended on Form 20-F for the period ending December 31, 2006 and as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry W. Youell, Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ LARRY YOUELL

Name:	Larry Youell
President, Chief Executive Officer, Principal Executive Officer ,
Title:	Principal Financial Officer and Principal Accounting Officer

Date: February 11, 2007